UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CURAEGIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by CurAegis Technologies, Inc. (the “Company,” “we” or “us”) with the Securities and Exchange Commission on April 25, 2017. The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Shareholders to be held on June 14, 2017.

This Amendment is being filed to add Proposal No. 4: Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation, as described in the Supplement to Proxy Statement, dated May 8, 2017 (the “Supplement”). Our recommendation is that we continue to hold the say-on-pay advisory vote on an annual basis as we have done since 2011.

This Amendment includes (i) the Supplement, which adds Proposal No. 4 to the Proxy Statement; (ii) the amended proxy card to be distributed to the Company’s shareholders reflecting the addition of Proposal No 4; and (iii) the transmittal letter to shareholders accompanying these items. No other changes are being made to the Proxy Statement.

May 8, 2017

Dear Shareholder:

You previously received our proxy statement dated April 20, 2017 (the “Proxy Statement”) in connection with the Annual Meeting of Shareholders to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450 on WEDNESDAY, June 14, 2017. The attached Supplement is designed solely to add a Proposal Four to the Proxy Statement, which is the Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation. This proposal, which is required by the SEC to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically, is described in the attached Supplement. In 2011, shareholders approved the inclusion of the say-on-pay proposal on an annual basis. We recommend that we continue to hold the say-on-pay advisory vote on an annual basis as we have done since 2011.

We have also included an amended proxy card for your action. If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the Advisory Resolution on Say-on-Pay Frequency of Shareholder Advisory Resolution on Executive Compensation Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you or, if you requested printed copies of the proxy materials, you can also vote by mail or on the Internet as instructed on the proxy card that you received. You may revoke your proxy and vote in person if you decide to attend the meeting.

Thank you for your continued support.

Cordially,

/s/ Richard A. Kaplan

Richard A. Kaplan

Chief Executive Officer

CurAegis Technologies, Inc.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on June 14, 2017.

The attached Supplement dated May 8, 2017, the Proxy Statement, the form of amended proxy card, and our 2016 Annual Report on Form 10-K are available at http://viewproxy.com/curaegistechnologies/2017.

CURAEGIS TECHNOLOGIES, INC.

1999 Mt. Read Boulevard Building 3 Rochester, New York 14615

SUPPLEMENT TO PROXY STATEMENT

This Supplement amends our proxy statement dated April 20, 2017 (the “Proxy Statement”), which you received previously in connection with our 2017 Annual Meeting of Shareholders to be held on June 14, 2017. This Supplement is designed solely to add a Proposal Four: Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation. Our recommendation is that we continue to hold the say-on-pay advisory vote on an annual basis as we have done since 2011.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement.

ADVISORY RESOLUTION ON FREQUENCY OF SHAREHOLDER
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
(Proposal No. 4 on Proxy Card)

Rationale and Scope of Proposal

In recent years, corporate governance commentators and advisors have advocated and increasingly, governmental regulatory authorities, including the Securities and Exchange Commission, are mandating, that public companies, such as CurAegis, provide a mechanism whereby shareholders can, at least once every six years, advise the company and its board of directors as to how often our shareholders should be able to advise us on named executive officer compensation programs (as described in Proposal No. 2 above).

The resolution by the shareholders on frequency is distinct from the resolution supporting our named executive officers’ compensation for the year 2017. This proposal addresses the question of how often the resolution should be presented to our shareholders and, in this regard, we are soliciting your advice as to whether the resolution on named executive officer compensation should be presented in proxy statements prepared for the annual meeting of directors every year; or every two years; or every three years. You may also abstain from making a choice.

As discussed previously in Proposal 2, the board of directors has determined that shareholders should have an annual opportunity to provide input on our named executive officer compensation programs and policies. The board’s determination was based upon the premise that named executive officer compensation is evaluated, adjusted and approved on an annual basis by the board upon a recommendation from the Governance and Compensation Committee and the board’s belief that investor sentiment should be a factor taken into consideration by the Committee in making its annual recommendation.

Vote Required

This Proposal with respect to the frequency for submission of a resolution to the shareholders soliciting support for the Company’s named executive officer compensation policies and programs is non-binding on the company and our board of directors. You have four choices with respect to indicating such frequency: 1 year; or 2 years; or 3 years; or abstain.

Recommendation of the Board:

The Board of Directors unanimously recommends that the shareholders choose an annual frequency (“one year”) for submission of a resolution to the shareholders soliciting support for the Company’s named executive officer compensation policies and procedures.

The date of this Supplement is May 8, 2017.

CurAegis Technologies, Inc.

1999 Mt. Read Blvd., Bldg. 3
Rochester, New York 14615

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CurAegis Technologies, Inc. hereby appoints and constitutes Richard A. Kaplan and Keith E. Gleasman, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Wednesday, June 14, 2017, at 7:00 P. M., local time, and any and all adjournments of said meeting, and to vote all shares of stock of CurAegis Technologies, Inc., registered in the name of the undersigned at the close of business on April 17, 2017 ("the Record Date") and entitled to vote at said meeting upon the matters set forth on the reverse side.

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1, 2, 3 and "1 Year" on PROPOSAL 4.

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held June 14, 2017. This proxy statement and our 2016 Annual Report to Shareholders are available at http://www.viewproxy.com/curaegistechnologies/2017

Please mark votes as in this example ☒

1. Proposal to elect to the Company's Board of Directors 10 persons nominated by the Board of Directors:

NOMINEES:		FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
01 Thomas F. Bonadio	06 Richard A. Kaplan	☐	☐
02 William W. Destler	07 Thomas J. Labus		
03 Asher J. Flaum	08 Charles N. Mills		
04 Keith E. Gleasman	09 E. Philip Saunders		
05 John W. Heinricy	10 Gary A. Siconolfi		

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list above.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

→ ☐

2. For an Advisory Resolution on Executive Compensation;

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the 2017 fiscal year:

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. For an Advisory Resolution on Frequency of Shareholder Advisory Resolution on Executive Compensation;

☐ 1 YEAR ☐ 2 YEAR ☐ 3 YEAR ☐ ABSTAIN

I plan on attending the meeting ☐

Date ______________________________, 2017

Signature ______________________________

Signature ______________________________
(Joint Owners)

Joint owners should each sign. Executors, trustees, guardians, corporate officers, and other representatives should give title.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of CurAegis Technologies, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 13, 2017.

CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/CRGS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.